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CUSIP No.  739308 10 4                                      Page  1  of  4 Pages



                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k) of Regulation 13D of the Securities Exchange Act of 1934, as amended, the persons or entities below agree to the joint filing on behalf of each of them of this statement on Schedule 13D (including any and all amendments thereto) with respect to the Common Stock of Power-One, Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof the undersigned, being duly authorized, hereby execute this Agreement as of the 19th day of June, 2000.

                                    STEPHENS GROUP, INC.


                                    By: /s/ JACKSON T. STEPHENS
                                       ----------------------------------
                                       Jackson T. Stephens
                                       Chairman of the Board of Directors


                                    JACKSON T. STEPHENS TRUST NO. ONE


                                    By: /s/ JACKSON T. STEPHENS
                                       ----------------------------------
                                       Jackson T. Stephens, Trustee


                                    By: /s/ WARREN A. STEPHENS
                                       ----------------------------------
                                       Warren A. Stephens, Trustee


                                    BESS C. STEPHENS TRUST


                                    By: /s/ BESS C. STEPHENS
                                       ----------------------------------
                                       Bess C. Stephens, Trustee


                                    By: /s/ JACKSON T. STEPHENS
                                       ----------------------------------
                                       Jackson T. Stephens, Trustee


                                    By: /s/ VERNON  J. GISS
                                       ----------------------------------
                                       Vernon J. Giss, Trustee


                                    WARREN A. STEPHENS TRUST


                                    By: /s/ WARREN A. STEPHENS
                                       ----------------------------------
                                       Warren A. Stephens, Trustee



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CUSIP No. 739308 10 4                                      Page   2  of  4 Pages


                                    WARREN & HARRIET STEPHENS CHILDREN'S TRUST


                                    By: /s/ JON E.M. JACOBY
                                       ------------------------------------
                                       Jon E.M. Jacoby, Trustee


                                    HARRIET CALHOUN STEPHENS TRUST


                                    By: /s/ HARRIET C. STEPHENS
                                       ------------------------------------
                                       Harriet C. Stephens, Trustee


                                    ELIZABETH ANN STEPHENS CAMPBELL REVOCABLE
                                    TRUST


                                    By: /s/ ELIZABETH STEPHENS CAMPBELL
                                       ------------------------------------
                                       Elizabeth Stephens Campbell, Trustee


                                    W. R. STEPHENS, JR. REVOCABLE TRUST


                                    By: /s/ WILTON R. STEPHENS, JR.
                                       ------------------------------------
                                       Wilton R. Stephens, Jr., Trustee


                                    JACKSON T. STEPHENS GRANDCHILDRENS TRUST
                                    AAAA


                                    By: /s/ JON E.M. JACOBY
                                       ------------------------------------
                                       Jon E.M. Jacoby, Trustee


                                    PAMELA DIANE STEPHENS TRUST ONE


                                    By: /s/ BESS C. STEPHENS
                                       ------------------------------------
                                       Bess C. Stephens, Trustee


                                    By: /s/ ELIZABETH STEPHENS CAMPBELL
                                       ------------------------------------
                                       Elizabeth Stephens Campbell, Trustee


                                    By: /s/ WILTON R. STEPHENS, JR.
                                       ------------------------------------
                                       Wilton R. Stephens, Jr., Trustee


                                    By: /s/ PAMELA DIANE STEPHENS
                                       ------------------------------------
                                       Pamela Diane Stephens, Trustee



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CUSIP NO.  739308  10 4                                        Page 3 of 4 Pages

                                    WARREN MILES AMERINE STEPHENS TRUST


                                    By: /s/ WARREN A. STEPHENS
                                       ------------------------------------
                                       Warren A. Stephens, Trustee


                                    JOHN CALHOUN STEPHENS TRUST


                                    By: /s/ WARREN A. STEPHENS
                                       ------------------------------------
                                       Warren A. Stephens, Trustee


                                    LAURA WHITAKER STEPHENS TRUST


                                    By: /s/ WARREN A. STEPHENS
                                       ------------------------------------
                                       Warren A. Stephens, Trustee


                                    J&J PARTNERS


                                    By: /s/ JON E.M. JACOBY
                                       ------------------------------------
                                       Jon E.M. Jacoby, Managing Partner


                                    JACOBY ENTERPRISES, INC.


                                    By: /s/ JON E.M. JACOBY
                                       ------------------------------------
                                       Jon E.M. Jacoby, President


                                    CORAL TWO CORPORATION


                                    By: /s/ JON E.M. JACOBY
                                       ------------------------------------
                                       Jon E.M. Jacoby, President


                                    CORAL PARTNERS


                                    By: /s/ WARREN A. STEPHENS
                                       ------------------------------------
                                       Warren A. Stephens, Partner



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CUSIP No.  739308 10 4                                      Page  4  of  4 Pages



                                    By: /s/ JON E.M. JACOBY
                                       -----------------------------------
                                       Jon E.M. Jacoby, General Partner




                                    BRADBURY ENTERPRISES


                                    By: /s/ CURTIS F. BRADBURY, JR.
                                       -----------------------------------
                                       Curtis F. Bradbury, Jr., Partner


                                    /s/ DOUGLAS H. MARTIN
                                    --------------------------------------
                                    Douglas H. Martin

                                    /s/ CURTIS F. BRADBURY, JR.
                                    --------------------------------------
                                    Curtis F. Bradbury, Jr.

                                    /s/ JACKSON T. STEPHENS
                                    --------------------------------------
                                    Jackson T. Stephens

                                    /s/ WARREN A. STEPHENS
                                    --------------------------------------
                                    Warren A. Stephens

                                    /s/ BESS C. STEPHENS
                                    --------------------------------------
                                    Bess C. Stephens

                                    /s/ VERNON J. GISS
                                    --------------------------------------
                                    Vernon J. Giss

                                    /s/ JON E.M. JACOBY
                                    --------------------------------------
                                    Jon E.M. Jacoby

                                    /s/ HARRIET C. STEPHENS
                                    --------------------------------------
                                    Harriet C. Stephens

                                    /s/ ELIZABETH STEPHENS CAMPBELL
                                    --------------------------------------
                                    Elizabeth Stephens Campbell

                                    /s/ WILTON R. STEPHENS, JR.
                                    --------------------------------------
                                    Wilton R. Stephens, Jr.

                                    /s/ PAMELA DIANE STEPHENS
                                    --------------------------------------
                                    Pamela Diane Stephens

                                    /s/ JAMES SOMMERS
                                    --------------------------------------
                                    James Sommers, trustee pursuant to Voting
                                    Trust Agreement dated as of June 8, 1998